RETAINED EARNINGS (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
RETAINED EARNINGS
Minimum percentage of net income allocated to statutory reserve	10.00%
Maximum percentage of statutory reserve related to registered capital	50.00%
PRC statutory reserve	$ 25,936	¥ 168,746	¥ 91,968
Unreserved retained earnings	207,150	1,347,779	943,893
Total retained earnings	$ 233,086	¥ 1,516,525	¥ 1,035,861